UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 1, 2014

Texas Industries, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-4887	75-0832210
(Commission File Number)	(IRS Employer Identification No.)

1503 LBJ Freeway, Suite 400, Dallas, Texas	75234
(Address of Principal Executive Offices)	(Zip Code)

(972) 647-6700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04	Mine Safety—Reporting of Shutdowns and Patterns of Violations.

On July 1, 2014, the Company received an order issued by the Mine Safety and Health Administration (“MSHA”) under section 107(a) of the Federal Mine Safety and Health Act of 1977 at its Hunter Cement Plant in Hunter, Texas. The order stated that a maintenance worker was installing a new motor from an elevated location without using any fall protection while exposed to a hazard of falling. The order also stated there were miscellaneous items on the working area which created additional tripping hazards. No one was injured in the cited incident. The Company took corrective action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS INDUSTRIES, INC.
(Registrant)

Date:	July 8, 2014	By:	/s/ Anne H. Lloyd
Anne H. Lloyd
Vice President and Treasurer